NEWS RELEASE

For More Information Contact:	For Release - January 29, 2008
J. Downey Bridgwater, Chairman, President & Chief Executive Officer, (713) 507-2670 Zach L. Wasson, Executive Vice President & Chief Financial Officer, (713) 507-1297

STERLING BANCSHARES REPORTS FOURTH QUARTER 2007 EARNINGS
Net Income of $13.4 Million or $0.18 per share

HOUSTON, TX, January 29, 2008 - Sterling Bancshares, Inc. (NASDAQ: SBIB) today reported net income of $13.4 million, or $0.18 per diluted share for the fourth quarter ended December 31, 2007, a 4.3% increase in net income when compared to the $12.8 million, or $0.18 per diluted share earned for the fourth quarter of 2006. Net income for the year ended December 31, 2007 was $53.0 million, or $0.72 per diluted share compared with $45.8 million, or $0.66 per diluted share earned for 2006.

“We are pleased to report record annual earnings with net income of $53 million for 2007, a 16% increase over the prior year,” commented J. Downey Bridgwater, Sterling’s Chairman, President and Chief Executive Officer. “It is a pleasure to be able to report record earnings at a time when there has been such uncertainty around the financial services industry. These results are reflective of the hard work of our bankers, our focus on our market segment and our metropolitan markets in Texas.”

“While nationally 2008 is predicted to be a challenging economic environment, we are fortunate to operate in what continues to be some of the better performing markets in the country. Sterling will continue to focus on our strategy of serving the banking needs of small to medium-sized businesses in metropolitan areas of Texas,” Bridgwater continued.

Period-end total loans held for investment increased $262 million or 8.5% to $3.3 billion at December 31, 2007 compared to December 31, 2006. Average loans held for investment were $3.3 billion for the fourth quarter of 2007, up $86.5 million on a linked-quarter basis and up $275 million or 9.0% from the fourth quarter of 2006.

Period-end total deposits increased $339 million to $3.7 billion at December 31, 2007 up 10.2% compared to December 31, 2006. Average total deposits for the fourth quarter of 2007 were up $23.6 million linked-quarter and up $370 million or 11.2% from the fourth quarter of 2006.

Net charge-offs for the fourth quarter of 2007 were $1.4 million, down from $2.1 million for the fourth quarter of 2006. Net charge-offs for the year ended December 31, 2007 were $2.9 million or 0.09% of average total loans, down from $5.7 million or 0.20% for 2006. The allowance for loan losses at December 31, 2007 was $34.4 million and represented 1.01% of total period-end loans.

Net interest income for the fourth quarter of 2007 was $47.2 million, up $67 thousand linked-quarter and up $1.8 million over the fourth quarter of 2006. For the year ended December 31, 2007, net interest income was $186 million, up $13.8 million compared to 2006. Noninterest income was $10.1 million in the fourth quarter of 2007, up $1.9 million as compared to the fourth quarter of 2006. This increase was due in part to the acquisition of MBM Advisors, Inc. whose results contributed $1.5 million in noninterest income for the fourth quarter of 2007. For the year ended December 31, 2007, noninterest income increased $5.0 million due partially to the completion of three acquisitions since September of 2006. Additionally, noninterest income for 2006 included gains totaling $1.8 million from the completion of three sale/leaseback transactions.

Sterling Bancshares, Inc., News Release
January 29, 2008

Noninterest expense for the fourth quarter of 2007 was $36.1 million, up $1.7 million as compared with the fourth quarter of 2006. The Company completed two acquisitions since the fourth quarter of 2006 resulting in an increase in noninterest expense of approximately $2.1 million for the fourth quarter of 2007 compared to the fourth quarter of 2006. For the year ended December 31, 2007, noninterest expense was $139 million, up $8.2 million compared to 2006. The Company completed three acquisitions since September of 2006 which resulted in $10.6 million of additional noninterest expense for the year ended December 31, 2007. The Company's efficiency ratio improved to 62.71% for the fourth quarter of 2007 from 64.33% for the fourth quarter of 2006. On an annual basis the Company's efficiency ratio was 61.84% for 2007 compared to 63.79% for 2006.

As of December 31, 2007, Sterling had total assets of $4.5 billion, total loans of $3.4 billion and total deposits of $3.7 billion. Shareholders’ equity of $480 million at December 31, 2007 was 10.6% of total assets. Book value per common share at period-end was $6.56.

Conference Call
Management will host a conference call for investors and analysts that will be broadcast live via telephone and over the Internet on Tuesday, January 29, 2008 at 11:00 a.m. Eastern Time. To participate, visit the Investor Relations section of the Company’s web site at http://www.banksterling.com or call (612) 332-0637. An audio archive of the call will also be available on the web site beginning Wednesday, January 30, 2008.

Forward-Looking Statements
This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this release was prepared. The Company does not assume any obligation to update the forward-looking statements. There are several factors, many beyond the Company’s control, that could cause results to differ significantly from expectations including: adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of the allowance for credit losses; the ability to maintain or improve origination volumes; competitive influences on product pricing; and the ability to integrate acquisitions and realize expected cost savings and revenue enhancements. Additional factors can be found in the Company's 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s web site (www.sec.gov).

About Sterling Bancshares
Sterling Bancshares, Inc. is a Houston-based bank holding company with total assets of $4.5 billion, which operates 49 banking centers in the greater metropolitan areas of Houston, San Antonio, and Dallas, Texas. These cities are the 4th, 7th and 9th largest in the United States, respectively, based on population. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “SBIB”. For more information on Sterling Bancshares, please visit the Company’s web site at http://www.banksterling.com.

-Tables to follow-

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended			Year Ended
	Dec. 31,	Sep. 30,	Dec. 31,
	2007	2007	2006	2007	2006
Profitability
Net Income	$13,362	$14,579	$12,810	$52,962	$45,840

Earnings per common share (1)
Basic	$0.18	$0.20	$0.18	$0.73	$0.67
Diluted	$0.18	$0.20	$0.18	$0.72	$0.66

Return on average common equity (2)	11.15%	12.67%	12.47%	11.77%	12.66%

Return on average assets (2)	1.18%	1.32%	1.22%	1.22%	1.18%

Tax equivalent net interest margin (3)	4.62%	4.74%	4.81%	4.77%	4.90%

Efficiency Ratio (4):
Consolidated	62.71%	60.38%	64.33%	61.84%	63.79%
Sterling Bank	60.44%	57.89%	62.13%	59.50%	61.46%

Liquidity and Capital Ratios
Average loans to average deposits	92.58%	90.98%	94.55%	91.93%	95.85%
Period-end stockholders' equity to total assets	10.59%	10.43%	9.94%	10.59%	9.94%
Average stockholders' equity to average assets	10.59%	10.38%	9.78%	10.38%	9.33%
Period-end tangible capital to total tangible assets	6.79%	6.58%	6.74%	6.79%	6.74%
Tier 1 capital to risk-weighted assets	9.05%	8.89%	8.64%	9.05%	8.64%
Total capital to risk-weighted assets	11.10%	10.91%	10.72%	11.10%	10.72%
Tier 1 leverage ratio (Tier 1 capital to average assets)	8.59%	8.54%	8.14%	8.59%	8.14%

Other Data
Shares used in computing earnings per common share
Basic shares	73,047	73,029	71,027	72,659	68,834
Diluted shares	73,437	73,453	71,730	73,126	69,533
End of period common shares outstanding	73,159	73,026	71,001	73,159	71,001

Book value per common share at period-end
Total	$6.56	$6.34	$5.76	$6.56	$5.76
Tangible	$4.04	$3.84	$3.78	$4.04	$3.78
Cash dividends paid per common share	$0.0525	$0.0525	$0.047	$0.210	$0.186
Common stock dividend payout ratio	28.69%	26.29%	25.83%	28.77%	27.99%
Full-time equivalent employees	1,042	1,039	1,074	1,042	1,074
Number of banking centers	49	49	45	49	45

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(dollars in thousands)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
ASSETS
Cash and cash equivalents	$133,670	$110,876	$161,482	$189,207	$134,775
Interest-bearing deposits in financial institutions	-	-	-	99	198
Trading assets	-	-	398	85	-
Available-for-sale securities, at fair value	476,690	464,789	433,325	435,255	409,351
Held-to-maturity securities, at amortized cost	180,086	176,847	177,075	165,277	164,263

Loans held for sale	78,447	54,699	71,380	52,962	54,722
Loans held for investment	3,339,837	3,319,652	3,251,164	3,186,601	3,077,845
Total loans	3,418,284	3,374,351	3,322,544	3,239,563	3,132,567
Allowance for loan losses	(34,446)	(34,225)	(33,450)	(33,487)	(32,027)
Loans, net	3,383,838	3,340,126	3,289,094	3,206,076	3,100,540

Premises and equipment, net	27,905	26,624	26,408	25,762	23,475
Real estate acquired by foreclosure	3,683	2,713	3,064	2,624	1,465
Goodwill	168,815	166,130	165,711	159,958	130,858
Core deposits and other intangibles, net	15,971	16,562	17,172	13,966	10,299
Accrued interest receivable	19,701	20,520	19,811	18,840	18,692
Other assets	125,550	114,990	119,254	118,161	123,643
TOTAL ASSETS	$4,535,909	$4,440,177	$4,412,794	$4,335,310	$4,117,559

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$1,092,210	$1,082,037	$1,144,049	$1,132,744	$1,058,135
Interest-bearing demand	1,403,227	1,340,746	1,332,469	1,320,245	1,229,313
Certificates and other time	1,178,274	1,238,980	1,254,338	1,202,715	1,047,163
Total deposits	3,673,711	3,661,763	3,730,856	3,655,704	3,334,611
Other borrowed funds	197,147	136,555	57,840	32,439	220,675
Subordinated debt	48,694	46,986	45,408	46,467	46,135
Junior subordinated debt	82,734	82,734	82,734	82,734	56,959
Accrued interest payable and other liabilities	53,364	49,104	50,977	72,547	49,894
Total liabilities	4,055,650	3,977,142	3,967,815	3,889,891	3,708,274

COMMITMENTS AND CONTINGENCIES	-	-	-	-	-

SHAREHOLDERS' EQUITY
Common stock	74,926	74,794	74,724	74,526	71,938
Capital surplus	110,367	108,964	108,238	106,926	80,927
Retained earnings	309,903	300,375	289,629	280,375	272,179
Treasury stock	(20,493)	(20,493)	(19,413)	(13,150)	(10,902)
Accumulated other comprehensive income/(loss), net of tax	5,556	(605)	(8,199)	(3,258)	(4,857)
Total shareholders' equity	480,259	463,035	444,979	445,419	409,285
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$4,535,909	$4,440,177	$4,412,794	$4,335,310	$4,117,559

STERLING BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended					Year Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006	2007	2006
Interest income:
Loans, including fees	$66,229	$67,033	$65,489	$61,350	$62,884	$260,101	$227,083
Securities:
Taxable	6,522	6,111	5,755	5,461	5,824	23,849	23,886
Non-taxable	897	867	853	877	922	3,494	2,622
Trading assets	87	81	4	1	53	173	696
Federal funds sold	117	58	274	148	121	597	261
Deposits in financial institutions	2	9	7	17	59	35	183
Total interest income	73,854	74,159	72,382	67,854	69,863	288,249	254,731

Interest expense:
Demand and savings deposits	7,535	8,038	7,605	6,039	6,003	29,217	17,934
Certificates and other time deposits	14,610	14,809	13,922	12,350	12,097	55,691	37,671
Other borrowed funds	1,708	1,369	1,257	2,495	4,008	6,829	17,273
Subordinated debt	1,162	1,175	1,162	1,150	1,141	4,649	4,476
Junior subordinated debt	1,677	1,673	1,658	1,231	1,218	6,239	5,571
Total interest expense	26,692	27,064	25,604	23,265	24,467	102,625	82,925
Net interest income	47,162	47,095	46,778	44,589	45,396	185,624	171,806
Provision for credit losses	1,600	850	1,000	370	-	3,820	4,058
Net interest income after provision for credit losses	45,562	46,245	45,778	44,219	45,396	181,804	167,748

Noninterest income:
Customer service fees	3,795	3,629	3,431	3,472	3,641	14,327	12,850
Net gain (loss) on trading assets	-	2	(1)	1	-	2	(302)
Net gain (loss) on the sale of securities	3	-	-	-	(358)	3	(358)
Net gain on sale of loans	206	1,208	73	504	524	1,991	1,326
Other	6,131	5,794	4,015	3,957	4,397	19,897	17,701
Total noninterest income	10,135	10,633	7,518	7,934	8,204	36,220	31,217

Noninterest expense:
Salaries and employee benefits	20,949	20,634	19,768	19,688	19,706	81,039	76,046
Occupancy	4,692	4,706	4,606	4,362	4,153	18,366	16,075
Technology	2,439	2,260	2,095	2,049	2,098	8,843	6,882
Professional fees	1,068	1,068	1,078	945	1,841	4,159	6,147
Postage, delivery and supplies	954	903	943	811	861	3,611	3,355
Marketing	441	432	581	355	644	1,809	2,412
Core deposits and other intangibles amortization	590	610	517	420	428	2,137	1,012
Acquisition costs	-	-	166	754	-	920	638
Other	5,001	4,431	4,588	4,450	4,737	18,470	18,619
Total noninterest expense	36,134	35,044	34,342	33,834	34,468	139,354	131,186

Income before income taxes	19,563	21,834	18,954	18,319	19,132	78,670	67,779
Provision for income taxes	6,201	7,255	5,856	6,396	6,322	25,708	21,939

Net Income	$13,362	$14,579	$13,098	$11,923	$12,810	$52,962	$45,840

Earnings per share (1):
Basic	$0.18	$0.20	$0.18	$0.17	$0.18	$0.73	$0.67
Diluted	$0.18	$0.20	$0.18	$0.17	$0.18	$0.72	$0.66

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Dec. 31,			Sep. 30,
	2007			2007
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$66,897	$1,336	7.92%	$73,295	$1,539	8.33
Loans held for investment:
Taxable	3,338,002	64,850	7.71%	3,251,368	65,449	7.99%
Non-taxable (3)	3,012	61	8.05%	3,145	63	7.93%
Securities:
Taxable	555,203	6,522	4.66%	531,609	6,111	4.56%
Non-taxable (3)	95,345	1,205	5.02%	92,297	1,159	4.98%
Trading assets	8,686	87	3.97%	8,470	81	3.77%
Federal funds sold	10,565	117	4.40%	4,915	58	4.69%
Deposits in financial institutions	183	2	4.37%	690	9	5.38%
Total interest-earning assets	4,077,893	74,180	7.22%	3,965,789	74,469	7.45%

Noninterest-earning assets	408,815			432,469
Total Assets	$4,486,708			$4,398,258

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,348,767	$7,535	2.22%	$1,320,136	$8,038	2.42%
Certificates and other time	1,246,118	14,610	4.65%	1,243,924	14,809	4.72%
Other borrowed funds	148,982	1,708	4.55%	104,579	1,369	5.19%
Subordinated debt	47,637	1,162	9.68%	46,078	1,175	10.12%
Junior subordinated debt	82,734	1,677	8.04%	82,734	1,673	8.02%
Total interest-bearing liabilities	2,874,238	26,692	3.68%	2,797,451	27,064	3.84%

Noninterest-bearing sources:
Noninterest-bearing liabilities	1,137,265			1,144,447
Shareholders' equity	475,205			456,360
Total Liabilities and Shareholders' Equity	$4,486,708			$4,398,258

Tax Equivalent Net Interest Income and Margin (3)		47,488	4.62%		47,405	4.74%

Tax Equivalent Adjustment:
Loans		18			18
Securities		308			292
Total tax equivalent adjustment		326			310
Net Interest Income		$47,162			$47,095

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Year Ended
	2007			2006
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$62,232	$4,982	8.01%	$30,400	$2,427	7.98%
Loans held for investment:
Taxable	3,221,523	254,931	7.91%	2,867,308	224,490	7.83%
Non-taxable (3)	3,344	265	7.92%	2,734	237	8.66%
Securities:
Taxable	523,589	23,849	4.55%	535,589	23,886	4.46%
Non-taxable (3)	92,928	4,699	5.06%	69,175	3,574	5.17%
Trading assets	4,396	173	3.93%	11,881	696	5.85%
Federal funds sold	13,061	597	4.58%	5,371	261	4.87%
Deposits in financial institutions	734	35	4.78%	3,970	183	4.61%
Total interest-earning assets	3,921,807	289,531	7.38%	3,526,428	255,754	7.25%

Noninterest-earning assets	412,478			353,321
Total Assets	$4,334,285			$3,879,749

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,304,168	$29,217	2.24%	$1,093,652	$17,934	1.64%
Certificates and other time	1,191,393	55,691	4.67%	918,432	37,671	4.10%
Other borrowed funds	134,349	6,829	5.08%	345,138	17,273	5.00%
Subordinated debt	46,521	4,649	9.99%	45,522	4,476	9.83%
Junior subordinated debt	76,802	6,239	8.12%	64,210	5,571	8.68%
Total interest-bearing liabilities	2,753,233	102,625	3.73%	2,466,954	82,925	3.36%

Noninterest-bearing sources:
Noninterest-bearing liabilities	1,131,074			1,050,762
Shareholders' equity	449,978			362,033
Total Liabilities and Shareholders' Equity	$4,334,285			$3,879,749

Tax Equivalent Net Interest Income and Margin (3)		186,906	4.77%		172,829	4.90%

Tax Equivalent Adjustment:
Loans		77			71
Securities		1,205			952
Total tax equivalent adjustment		1,282			1,023
Net Interest Income		$185,624			$171,806

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Condensed Average Balance Sheet
Loans held for sale	$66,897	$73,295	$54,986	$53,481	$64,172
Loans held for investment	3,341,014	3,254,513	3,238,611	3,061,937	3,066,432
Total loans	3,407,911	3,327,808	3,293,597	3,115,418	3,130,604
Available-for-sale securities, at fair value	472,239	446,721	440,994	421,069	455,512
Held-to-maturity securities, at amortized cost	178,309	177,185	163,471	165,294	166,048
Trading assets	8,686	8,470	216	72	4,360
Other earning assets	10,748	5,605	25,623	13,324	14,240
Total earning assets	4,077,893	3,965,789	3,923,901	3,715,177	3,770,764
Goodwill	166,177	165,879	160,141	131,507	129,715
Core deposits and other intangibles, net	16,271	16,874	13,787	10,166	10,509
All other non-interest earning assets	226,367	249,716	244,628	247,970	255,556
Total assets	$4,486,708	$4,398,258	$4,342,457	$4,104,820	$4,166,544

Noninterest-bearing demand deposits	$1,086,217	$1,093,485	$1,108,895	$1,031,046	$1,045,883
Interest bearing deposits:
Interest-bearing demand deposits	1,348,767	1,320,136	1,318,839	1,227,422	1,193,946
Jumbo certificates of deposit	789,006	758,509	732,260	654,466	635,943
Regular certificates of deposit	339,085	343,288	330,084	311,710	310,134
Brokered certificates of deposit	118,027	142,127	126,136	118,524	125,300
Total deposits	3,681,102	3,657,545	3,616,214	3,343,168	3,311,206
Other borrowed funds	148,982	104,579	96,024	188,569	299,667
Subordinated debt	47,637	46,078	46,232	46,125	46,288
Junior subordinated debt	82,734	82,734	82,734	58,678	56,960
Accrued interest payable and other liabilities	51,048	50,962	50,515	51,380	44,932
Total liabilities	4,011,503	3,941,898	3,891,719	3,687,920	3,759,053
Total shareholders' equity	475,205	456,360	450,738	416,900	407,491
Total liabilities and shareholders' equity	$4,486,708	$4,398,258	$4,342,457	$4,104,820	$4,166,544

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Period-end Loans:
Loans held for sale	$78,447	$54,699	$71,380	$52,962	$54,722
Loans held for investment:
Commercial and industrial	934,176	940,821	913,796	862,516	851,973
Real Estate:
Commercial	1,389,225	1,382,313	1,371,036	1,360,681	1,338,831
Construction and development	714,600	697,099	671,429	666,177	598,030
Residential mortgage	226,085	219,914	215,313	215,536	209,226
Consumer/other	75,751	79,505	79,590	81,691	79,785
Loans held for investment	3,339,837	3,319,652	3,251,164	3,186,601	3,077,845
Total period-end loans	$3,418,284	$3,374,351	$3,322,544	$3,239,563	$3,132,567

Period-End Deposits:
Noninterest-bearing demand	$1,092,210	$1,082,037	$1,144,049	$1,132,744	$1,058,135
Interest-bearing demand	1,403,227	1,340,746	1,332,469	1,320,245	1,229,313
Certificates and other time deposits:
Jumbo	756,980	773,770	766,416	749,285	610,330
Regular	332,206	345,205	342,579	325,900	307,419
Brokered	89,088	120,005	145,343	127,530	129,414
Total period-end deposits	$3,673,711	$3,661,763	$3,730,856	$3,655,704	$3,334,611

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended					Year Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006	2007	2006
Allowance For Credit Losses
Allowance for loan losses at beginning of period	$34,225	$33,450	$33,487	$32,027	$34,146	$32,027	$31,230
Charge-offs:
Commercial, financial and industrial	876	540	1,316	535	1,493	3,267	4,372
Real estate, mortgage and construction	728	52	166	120	1,637	1,066	3,879
Consumer	547	478	279	325	420	1,629	1,199
Total charge-offs	2,151	1,070	1,761	980	3,550	5,962	9,450
Recoveries:
Commercial, financial and industrial	270	612	541	406	1,261	1,829	3,205
Real estate, mortgage and construction	8	3	34	2	71	47	79
Consumer	494	380	149	166	99	1,189	507
Total Recoveries	772	995	724	574	1,431	3,065	3,791
Net charge-offs	1,379	75	1,037	406	2,119	2,897	5,659
Allowance for credit losses associated with acquired institutions	-	-	-	1,496	-	1,496	2,152
Provision for loan losses	1,600	850	1,000	370	-	3,820	4,304
Allowance for loan losses at end of period	$34,446	$34,225	$33,450	$33,487	$32,027	$34,446	$32,027

Reserve for unfunded loan commitments at beginning of period	927	927	927	927	927	927	1,173
Provision for losses on unfunded loan commitments	-	-	-	-	-	-	(246)
Reserve for unfunded loan commitments at end of period	927	927	927	927	927	927	927
Total allowance for credit losses	$35,373	$35,152	$34,377	$34,414	$32,954	$35,373	$32,954

Nonperforming Assets
Nonperforming loans:
Nonaccrual	$19,445	$10,919	$10,862	$12,269	$10,611	$19,445	$10,611
Restructured	769	772	772	777	776	769	776
Real estate acquired by foreclosure	3,683	2,713	3,064	2,624	1,465	3,683	1,465
Other repossessed assets	152	67	113	191	404	152	404
Total nonperforming assets	$24,049	$14,471	$14,811	$15,861	$13,256	$24,049	$13,256
Accruing loans past due 90 days or more	$1,304	$1,477	$1,533	$4,575	$2,731	$1,304	$2,731

Ratios
Period-end allowance for credit losses to period-end loans	1.03%	1.04%	1.03%	1.06%	1.05%	1.03%	1.05%
Period-end allowance for loan losses to period-end loans	1.01%	1.01%	1.01%	1.03%	1.02%	1.01%	1.02%
Period-end allowance for loan losses to nonperforming loans	170.41%	292.74%	287.52%	256.69%	281.27%	170.41%	281.27%
Nonperforming loans to period-end loans	0.59%	0.35%	0.35%	0.40%	0.36%	0.59%	0.36%
Nonperforming assets to period-end assets	0.53%	0.33%	0.34%	0.37%	0.32%	0.53%	0.32%
Net charge-offs to average loans (2)	0.16%	-	0.13%	0.05%	0.27%	0.09%	0.20%

STERLING BANCSHARES, INC.
FOOTNOTES TO EARNINGS RELEASE

(1)
Earnings per share in each quarter is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year. Thus, the sum for all quarters does not necessarily equal the full period earnings per share.

(2)	Interim periods annualized.

(3)	Taxable-equivalent basis assuming a 35% tax rate.

(4)
The Company revised its efficiency ratio which is calculated by dividing noninterest expense less acquisition costs, an employee severance payment, and Trust Preferred Securities debt issuance costs by tax equivalent basis net interest income plus noninterest income less net gain (loss) on sales of investment securities and less net gain on sale/leaseback transactions. Prior period amounts have been restated to reflect the current methodology.